UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported)
September 28, 2020

Fluidigm Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34180	77-0513190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Tower Place, Suite 2000, South San Francisco, California 94080
(Address of Principal Executive Offices) (Zip Code)

(650) 266-6000
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	FLDM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Definitive Material Agreement.

As previously disclosed in its Quarterly Report on Form 10-Q filed August 7, 2020, Fluidigm Corporation (the “Company”) entered into a letter contract in July 2020 with the National Institutes of Health (NIH) for a project under the NIH Rapid Acceleration of Diagnostics (RADx) program aimed at increasing the number, type, and availability of tests for SARS-CoV-2, the virus that causes COVID-19. On September 28, 2020, the Company executed a definitive contract with the NIH as an amendment to the letter contract to expand production capacity and throughput capabilities for COVID-19 testing with Fluidigm microfluidics technology.

Pursuant to the terms of the definitive contract, the funding for the project was increased by approximately $22.0 million, for a total contract value of up to approximately $34.0 million upon the achievement of milestones. The project will be funded in whole or in part with Federal funds from the National Institute of Biomedical Imaging and Bioengineering, NIH, Department of Health and Human Services, under Contract No. 75N92020C0009.

The contract contains a number of terms and conditions that are customary for government contracts of this nature, including, but not limited to, provisions giving the government the right to terminate the contract or to order the Company to stop all or any part of the work under the contract for the government’s sole convenience.

The foregoing summary of the definitive contract does not purport to be complete and is qualified in its entirety by reference to the definitive contract, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUIDIGM CORPORATION

Date: September 28, 2020	By:	/s/ Nicholas Khadder
Nicholas Khadder Senior Vice President, General Counsel, and Secretary